UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2008

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	–	Entry Into a Material Definite Agreement.

OraSure Technologies, Inc. (the “Company”) and SSL International plc (“SSL”) are parties to a Distribution Agreement, dated as of June 1, 2005, as amended (the “Original Distribution Agreement”), pursuant to which the Company supplies to SSL, and SSL distributes in certain foreign countries, an over-the-counter product for the cryosurgical removal of common and plantar warts.

The Company and SSL entered into Amendment No. 2 to Distribution Agreement, dated as of November 30, 2007 (“Amendment No.2”), for the purpose of amending the Original Distribution Agreement to, among other things, establish a process for modifying the terms of the Original Distribution Agreement for years beyond 2008. The Company and SSL have executed a letter agreement, dated December 16, 2008 (the “Letter Agreement), in order to extend the deadline for completing negotiations on such modifications to the Distribution Agreement from December 19, 2008 to January 9, 2009. A copy of the Letter Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.02	–	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company has previously entered into employment agreements (the “Employment Agreements”) with the following executive officers: Douglas A. Michels, Ronald H. Spair, P. Michael Formica, Stephen R. Lee, Jack E. Jerrett and Mark L. Kuna. On December 16, 2008, the Compensation Committee of the Board of Directors authorized the amendment of the Employment Agreements (each, an “Amendment”) primarily to ensure that the form and timing of payments and allowable elections under the Employment Agreements comply with the requirements of Section 409A of the Internal Revenue Code, as amended (“Section 409A”). The Amendments are necessary to avoid the imposition on the affected executive officer of an excise tax on any payment that is subject to Section 409 A. In addition, Mr. Formica’s Employment Agreement was amended to reflect his assumption of responsibility for the Company’s cryosurgical business. Copies of each of the Amendments are attached as Exhibits 10.2 through 10.7 to this Form 8-K and are incorporated herein by reference.

Item 9.01	–	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Letter Agreement, dated December 16, 2008, between OraSure Technologies, Inc. and SSL International plc.

10.2	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and Douglas A. Michels.*

10.3	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and Ronald H. Spair.*

10.4	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and P. Michael Formica.*

10.5	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and Stephen R. Lee.*

10.6	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and Jack E. Jerrett.*

10.7	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and Mark L. Kuna.*

*	Management contract or compensation plan or arrangement.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: December 19, 2008	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel
and Secretary

Index to Exhibits

Exhibit Number	Description
10.1	Letter Agreement, dated December 16, 2008, between OraSure Technologies, Inc. and SSL International plc.

10.2	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and Douglas A. Michels.*

10.3	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and Ronald H. Spair.*

10.4	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and P. Michael Formica.*

10.5	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and Stephen R. Lee.*

10.6	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and Jack E. Jerrett.*

10.7	Amendment No. 1 to Employment Agreement, dated as of December 16, 2008, between the Company and Mark L. Kuna.*

*	Management contract or compensation plan or arrangement.